Geneva SMID Cap Growth Fund
SCHEDULE OF INVESTMENTS
5/31/2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.00%
Apparel Retailers - 2.14%
Burlington Stores, Inc. (a)	212	$35,680

Banks - 4.34%
Pacific Premier Bancorp, Inc.	1,116	36,337
Signature Bank	166	35,901
		72,238

Building Climate Control - 5.47%
AAON, Inc.	887	47,525
Watsco, Inc.	170	43,457
		90,982
Building Materials Other - 2.37%
Trex Company, Inc. (a)	619	39,443

Building, Roofing/Wallboard and Plumbing - 4.27%
Advanced Drainage Systems, Inc.	649	71,072

Computer Services - 2.40%
EPAM Systems, Inc. (a)	118	39,945

Consumer Services Miscellaneous - 4.43%
Copart, Inc. (a)	644	73,757

Defense - 1.92%
Axon Enterprise, Inc. (a)	315	31,928

Diversified Retailers - 1.03%
Ollie's Bargain Outlet Holdings, Inc. (a)	366	17,191

Education Services - 1.55%
Bright Horizons Family Solutions, Inc. (a)	285	25,807

Electronic Equipment Gauges and Meters - 3.31%
Keysight Technologies, Inc. (a)	378	55,037

Engineering and Contracting Services - 4.46%
Exponent, Inc.	822	74,301

Health Care Services - 3.45%
LHC Group, Inc. (a)	345	57,498

Investment Services - 2.18%
MarketAxess Holdings, Inc.	129	36,337

Medical Equipment - 8.34%
ABIOMED, Inc. (a)	164	43,247
Masimo Corporation (a)	99	13,903
Repligen Corporation (a)	318	52,301
STAAR Surgical Company (a)	446	29,409
		138,860
Medical Supplies - 3.22%
Bio-Techne Corporation	145	53,611

Metal Fabricating - 3.17%
RBC Bearings, Inc. (a)	283	52,748

Nondurable Household Products - 3.37%
Church & Dwight Company, Inc.	623	56,107

Professional Business Support Services - 9.41%
ExlService Holdings, Inc. (a)	621	88,300
Fair Isaac Corporation (a)	167	68,395
		156,695
Real Estate Services - 3.25%
CoStar Group, Inc. (a)	889	54,176

Recreational Products - 6.79%
Fox Factory Holding Corporation (a)	338	27,723
Pool Corporation	214	85,304
		113,027
Semiconductors - 5.14%
Monolithic Power Systems, Inc.	190	85,574

Software - 7.52%
Alarm.com Holdings, Inc. (a)	795	50,268
Blackline, Inc. (a)	479	35,072
Paycom Software, Inc. (a)	140	39,808
		125,148
Specialty Chemicals - 2.34%
Balchem Corporation	313	38,947

Transaction Processing Services - 2.13%
I3 Verticals, Inc., Class A (a)	1,518	35,400

Total Common Stocks
(Cost $2,008,333)		1,631,509

SHORT-TERM INVESTMENTS - 3.04%
Money Market Fund - 3.04%
First American Government Obligations Fund, Class X, 0.66% (b)	50,699	50,699
Total Short-Term Investments
(Cost $50,699)		50,699

Total Investments
(Cost $2,059,032) - 101.04%		1,682,208
Other Liabilities in Excess of Assets - (1.04)%		(17,348)
Total Net Assets - 100.00%		$1,664,860

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of May 31, 2022.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total

Common Stocks(1)	$1,631,509	$-	$-	$1,631,509
Short-Term Investments	50,699	-	-	50,699
	$1,682,208	$-	$-	$1,682,208

(1) Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended May 31, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.